UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2017, Lazard Ltd (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2017. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2017, the Company held its 2017 Annual General Meeting of Shareholders, at which the shareholders of the Company (i) elected Kenneth M. Jacobs, Michelle Jarrard and Philip A. Laskawy to the Company’s Board of Directors for a three-year term expiring at the conclusion of the Company’s annual general meeting in 2020; (ii) approved, on a non-binding advisory basis, a resolution regarding executive compensation; (iii) voted, on a non-binding advisory basis, in favor of an annual advisory vote on executive compensation; (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017 and authorized the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration; and (v) voted against a non-binding shareholder proposal set forth in the Proxy Statement regarding a proposed policy that would prohibit the vesting of equity-based awards for senior executives of the Company due to a voluntary resignation to enter government service (the “Non-binding Shareholder Proposal”).

The number of votes cast for, against or withheld, as applicable, and the number of abstentions and broker non-votes with respect to each matter voted upon, as reported by our tabulation agent, Computershare, Inc., is set forth below.

		For	Withheld	Abstain	Broker Non-Votes
1.	Election of Directors:
	Kenneth M. Jacobs	91,414,676	5,460,194	*	22,889,698
	Michelle Jarrard	94,636,041	2,238,829	*	22,889,698
	Philip A. Laskawy	94,140,544	2,734,326	*	22,889,698

		For	Against	Abstain	Broker Non-Votes
2.	Non-binding advisory vote regarding executive compensation	94,312,670	2,044,288	517,912	22,889,698

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
3.	Non-binding advisory vote regarding the frequency of the advisory vote on executive compensation	91,755,024	147,688	4,860,422	111,736	22,889,698

		For	Against	Abstain	Broker Non-Votes
4.	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration	118,279,809	1,396,671	88,088	—

		For	Against	Abstain	Broker Non-Votes
5.	Non-binding Shareholder Proposal	32,106,774	64,616,854	151,242	22,889,698

*	Not applicable

The Company’s Board of Directors, taking into account various considerations, including the non-binding advisory vote of the Company’s shareholders on the frequency of the advisory vote on executive compensation at the Company’s 2017 Annual General Meeting of Shareholders, determined that the Company will hold a non-binding advisory vote on executive compensation on an annual basis.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.    The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD (Registrant)

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Managing Director and General Counsel

Dated: April 27, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 27, 2017.